UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

Alliance New York Municipal Income Fund

Portfolio of Investments

July 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS - 163.3%
Long-Term Municipal Bonds - 160.1%
New York - 136.6%
Albany Industrial Development Agency (St Peter’s Hospital of the City of Albany)
Series 2008A
5.75%, 11/15/22	$205	$232,972
City of New York NY
Series 2004G
5.00%, 12/01/23	410	416,064
Series 2004I
5.00%, 8/01/14 (Pre-refunded/ETM)	5	5,000
5.00%, 8/01/21	15	15,051
Series 2011A-1
5.00%, 8/01/24	1,000	1,161,480
County of Saratoga NY (Skidmore College)
Series 2014B
5.00%, 7/01/27-7/01/31	1,955	2,227,621
County of Ulster NY
5.00%, 11/15/25	1,000	1,151,010
Dutchess County Industrial Development Agency (Bard College)
5.00%, 8/01/19	380	402,017
East Rochester Housing Authority (St John’s Health Care Corp.)
Series 2010A
5.00%, 4/20/27	450	496,593
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax)
Series 2011C
5.00%, 12/01/25	4,000	4,627,520
Housing Development Corp/NY
Series 2002A
5.50%, 11/01/34	10	10,035
Series 2013B
5.25%, 7/01/32	2,000	2,255,960
Long Island Power Authority
NATL Series 2006A
5.00%, 6/01/16 (Pre-refunded/ETM)	650	705,224
Metropolitan Transportation Authority
Series 2005B
5.00%, 11/15/31	1,100	1,152,965
Series 2012F
5.00%, 11/15/27	1,750	1,993,775
Series 2013C
5.00%, 11/15/31	2,000	2,234,560
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax)
Series 2011B-4
5.00%, 11/15/23	2,500	2,949,875
Monroe County Industrial Development Corp/NY (Rochester General Hospital (The))
Series 2013A
5.00%, 12/01/42	1,000	1,054,920

	Principal Amount (000)	U.S. $ Value
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
5.00%, 7/01/34	1,120	1,196,642
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital)
5.00%, 7/01/37	1,550	1,597,895
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital)
5.00%, 7/01/42	1,065	1,123,234
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2012A-1
5.00%, 5/01/27	1,000	1,143,730
Series 2014A
5.00%, 8/01/31 (a)	1,500	1,730,670
New York City Trust for Cultural Resources (American Museum of Natural History (The))
5.00%, 7/01/33	1,000	1,137,180
New York City Trust for Cultural Resources (Wildlife Conservation Society)
Series 2013A
5.00%, 8/01/33	1,325	1,481,483
New York City Water & Sewer System
5.00%, 6/15/26	2,555	2,957,106
Series 2013D
5.00%, 6/15/34	2,600	2,903,212
New York Power Authority (The)
NATL Series 2007C
5.00%, 11/15/19	1,320	1,497,144
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/26 (b)	3,000	3,381,240
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth)
5.00%, 6/15/24-6/15/27 (b)	3,000	3,413,625
New York State Dormitory Authority
NATL Series 04
5.75%, 8/01/14 (Pre-refunded/ETM)	5,000	5,000,000
New York State Dormitory Authority (Cabrini of Westchester)
5.10%, 2/15/26	485	525,599
New York State Dormitory Authority (Mount Sinai Hospital)
Series 2010A
5.00%, 7/01/26	1,255	1,407,922
New York State Dormitory Authority (New York State Dormitory Authority Lease)
Series 2012A
5.00%, 5/15/27	2,000	2,308,540
Series 2013A
5.25%, 7/01/30	3,000	3,455,640
New York State Dormitory Authority (New York University)
Series 2008A
5.00%, 7/01/29	780	876,853
Series 2012A
5.00%, 7/01/27	2,090	2,409,206

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (North Shore-Long Island Jewish Health Care, Inc.)
5.00%, 5/01/22	345	370,720
New York State Dormitory Authority (NYU Hospitals Center)
Series 2007A
5.00%, 7/01/22	300	325,365
Series 2007B
5.25%, 7/01/24	140	151,417
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012A
5.00%, 6/15/31	3,000	3,419,250
New York State Dormitory Authority (State University of New York)
Series 2011A
5.00%, 7/01/31	2,750	3,092,485
New York State Housing Finance Agency (Patchogue Senior Apartments LLC)
Series 2002A
5.35%, 2/15/29	2,090	2,090,982
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2011A
5.00%, 4/01/31	4,000	4,494,640
Port Authority of New York & New Jersey
5.00%, 10/01/34	5,000	5,443,600
Seneca County Industrial Development Agency (New York Chiropractic College)
5.00%, 10/01/27	185	195,197
Suffolk County Industrial Development Agency (New York Institute of Technology)
5.00%, 3/01/26	200	203,336
Triborough Bridge & Tunnel Authority
Series 2011A
5.00%, 1/01/27-1/01/28	3,200	3,673,920
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.)
Series 2007A
6.00%, 9/15/27	300	261,240
Utility Debt Securitization Authority
Series 2013T
5.00%, 12/15/30	4,065	4,734,912
Westchester County Local Development Corp. (Kendal on Hudson)
5.00%, 1/01/34	1,550	1,630,274
Yonkers Industrial Development Agency (Michael Malotz Skilled Nursing Pavilion)
NATL Series 99
5.65%, 2/01/39	1,160	1,194,533

		93,921,434

California - 0.3%
State of California
5.00%, 2/01/33	200	200,698

Colorado - 0.6%
Anthem West Metropolitan District
6.125%, 12/01/25	500	431,815

	Principal Amount (000)	U.S. $ Value
Idaho - 4.6%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant)
5.00%, 7/15/31	2,900	3,189,449

Illinois - 0.7%
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax)
6.25%, 1/01/24	500	459,180

Louisiana - 3.8%
State of Louisiana Gasoline & Fuels Tax Revenue
Series 2012A
5.00%, 5/01/19	2,245	2,624,383

New Mexico - 3.4%
New Mexico Finance Authority (State of New Mexico Fed Hwy Grant)
5.00%, 6/15/19	2,000	2,340,260

Ohio - 0.3%
Columbiana County Port Authority (Apex Environmental LLC)
Series 2004A
7.125%, 8/01/25 (c)	300	231,417

Pennsylvania - 4.3%
Commonwealth of Pennsylvania
Series 2012
5.00%, 7/01/19	2,500	2,926,500

Texas - 3.4%
City of El Paso TX Water & Sewer Revenue
5.00%, 3/01/30	2,000	2,316,200

Wisconsin - 2.1%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio (State of Wisconsin SRF)
Series 20131
5.00%, 6/01/19	1,265	1,481,125

Total Long-Term Municipal Bonds (cost $105,252,334)		110,122,461

Short-Term Municipal Notes - 3.2%
New York - 3.2%
Long Island Power Authority
Series 2012D
0.05%, 12/01/29 (d) (cost $2,200,000)	2,200	2,200,000

Total Municipal Obligations (cost $107,452,334)		112,322,461

	Share	U.S. $ Value
SHORT-TERM INVESTMENTS - 1.6%
Investment Companies - 1.6%
AllianceBerstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.08% (e) (cost $1,080,714)	1,080,714	1,080,714

Total Investments - 164.9% (cost $108,533,048) (f)		113,403,175
Other assets less liabilities - (5.6)%		(3,839,105)
Preferred Shares at liquidation value - (59.3)%		(40,800,000)

Net Assets Applicable to Common Shareholders - 100.0% (g)		$68,764,070

(a)	When-Issued or delayed delivery security.
(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(c)	Illiquid security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	As of July 31, 2014, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $5,320,459 and gross unrealized depreciation of investments was $(432,332), resulting in net unrealized appreciation of $4,870,127.
(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of July 31, 2014, the Fund held 12.2% of net assets in insured bonds (of this amount 67.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

CPI	-	Consumer Price Index
ETM	-	Escrowed to Maturity
NATL	-	National Interstate Corporation
SRF	-	State Revolving Fund

Alliance New York Municipal Income Fund

July 31, 2014 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$108,733,809		$1,388,652		$110,122,461
Short-Term Municipal Notes		– 0	–	2,200,000		– 0	–	2,200,000
Short-Term Investments		1,080,714		– 0	–	– 0	–	1,080,714

Total Investments in Securities		1,080,714		110,933,809		1,388,652		113,403,175
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$1,080,714		$110,933,809		$1,388,652		$113,403,175

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$1,332,459		$1,332,459
Accrued discounts/(premiums)	2,222		2,222
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	53,971		53,971
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 7/31/14	$1,388,652		$1,388,652

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/14	$53,971		$53,971

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at July 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 7/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$1,388,652	Third Party Vendor	Lack of External Credit Rating	$77.14 – $100.00/$86.82

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 22, 2014